UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (Date of earliest event reported): October 29, 2008

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FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

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         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

     On October 29, 2008,  First  Merchants  Corporation  issued a press release announcing the declaration of a quarterly cash dividend of $0.23 per share.  The cash  dividend is payable on December 19, 2008 to  stockholders  of record as of
December 5, 2008.  A copy of the press  release is  furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The  information  in this Form 8-K and the  attached  exhibit  shall not be deemed  "filed" for  purposes of Section 18 of the  Securities  Exchange  Act of
1934,  as amended (the  "Exchange  Act"),  or  incorporated  by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

Exhibit 99.1      Press Release, dated October 29, 2008, issued by Frst Merchants Corporation

   SIGNATURES

         Pursuant to  the requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By:  /s/  Mark K. Hardwick
                                    --------------------------------------------
                                                Mark K. Hardwick
                                                                   Executive Vice President and
                                                        Chief Financial Officer

                                         Dated:  October 29, 2008

EXHIBIT INDEX
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Exhibit No.
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    99.1                Description
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                            Press Release, dated October 29, 2008, issued by
                            First Merchants Corporation.

First Merchants Corporation

Exhibit No. 99.1

Press Release, dated October 29, 2008

N / E / W / S R / E / L / E / A / S / E

October 29, 2008

FOR IMMEDIATE RELEASE For more information, contact:

Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation (Nasdaq: FRME), Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES QUARTERLY CASH DIVIDEND

At its regularly scheduled meeting held on October 28, 2008, the Board of Directors of First Merchants Corporation declared a quarterly cash dividend of $0.23 per share on its common stock.

The cash dividend is payable December 19, 2008, to stockholders of record December 5, 2008. For purposes of broker trading, the ex-date of the cash dividend is December 3, 2008.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation’s common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

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